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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)  January 1, 1998
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                        PIA Merchandising Services, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                  0-27824                     33-0684451
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   (State or other             (Commission                (I.R.S. Employer
    jurisdiction               File Number)              Identification No.)
  of incorporation)


         19900 MacArthur Boulevard, Suite 900, Irvine, California 92718
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (714) 476-2200
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                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 8.   CHANGE IN FISCAL YEAR.

          Effective January 1, 1998, the Registrant changed its accounting period for financial statement purposes from a calendar year to a 52/53 week fiscal year. Beginning with fiscal year 1998, the Registrant's fiscal year will end on the Friday closest to December 31. Interim fiscal quarters will end on the Friday closest to the calendar quarter end.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date: May 11, 1998

                                        PIA MERCHANDISING SERVICES, INC.

                                        By: /s/ David J. Faulds
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                                            David J. Faulds
                                            Vice President
                                            Corporate Controller


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